UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 15, 2025, Reliance Global Group, Inc. (the “Company” or “Reliance”) issued a press release announcing that its Board of Directors has approved the adoption of a digital asset treasury strategy and a digital asset treasury policy. Under this strategy and policy, the Company may allocate a portion of its treasury funds to acquire cryptocurrencies, including leading digital assets such as Bitcoin, Ethereum and Solana. The strategy also contemplates exploration of blockchain-enabled, tokenized insurance-linked assets. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished pursuant to this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On September 9, 2025, the Board of Directors of the Company approved the adoption of a digital asset treasury strategy and a digital asset treasury policy. Further to the treasury policy, the Company intends to build a diversified portfolio of digital assets by applying a public-market treasury model to assets earlier in their lifecycle, and expects to begin with leading cryptocurrencies such as Bitcoin, Ethereum and Solana. The policy also authorizes the Company to evaluate opportunities to tokenize insurance-linked assets with the objective of bringing greater transparency, liquidity and efficiency to the insurance-linked marketplace.

In connection with the policy, the Board approved the formation of a Crypto Advisory Board (CAB) to manage, oversee and advise management and the Board on the ongoing development of the Company’s digital-asset treasury strategy and related initiatives. The Board appointed Alex Blumenfrucht, a current independent board member of the Company, and Moshe Fishman, a senior vice president of the Company, as the first advisory board members on the CAB.

The Company may use available liquidity, which could include proceeds from previously disclosed financing arrangements, to purchase digital assets, subject to applicable law and public disclosure requirements. The Company will continue operating its existing core operating business in addition to the aforementioned treasury policy and blockchain initiatives.

Risk Factors

The Company’s adoption of a digital asset treasury strategy and a digital asset treasury policy involves a number of risks and uncertainties, including, but not limited to, the following:

Risks Related to Our Business and digital asset strategy

Our financial results and the market price of our common stock may be affected by the prices of digital assets.

As part of our capital allocation strategy, we plan to invest in digital assets such as Bitcoin, Ethereum and Solana. The prices of digital assets have historically been subject to dramatic price fluctuations and are highly volatile. Any decrease in the fair value of our digital assets below our carrying value could require us to incur a loss due to the decrease in fair market value, and such a charge could be material to our financial results for the applicable reporting period, which may create significant volatility in our reported earnings. Any decrease in reported earnings or increased volatility of such earnings could have a material adverse effect on the market price of our common stock. In addition, if investors view the value of our common stock as dependent upon or linked to the value or change in the value of our digital asset holdings, the prices of such assets may significantly influence the market price of our common stock.

Our share price has in the past and may in the future fluctuate substantially.

The market price of our common stock has fluctuated in the past and could in the future be extremely volatile. The future market price of our common stock may be significantly affected by many risk factors listed in this section, and others beyond our control, including: actual or anticipated fluctuations in our financial condition and operating results, including fluctuations in our quarterly and annual results; overall conditions in our industry and the markets in which we operate or in the economy as a whole; changes in laws or regulations applicable to our operations; actual or anticipated changes in our growth rate relative to our competitors; announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments; additions or departures of key personnel; issuance of new or updated research or reports by securities analysts; fluctuations in the valuation of companies perceived by investors to be comparable to us; litigation matters; announcement or expectation of additional financing efforts; sales of our common stock by us or our stockholders; share price and volume fluctuations attributable to inconsistent trading volume levels of our shares; the expiration of contractual lock-up agreements with our executive officers, directors and stockholders; and general economic and market conditions.

In addition, the market price for our common stock may be influenced by many factors related to the broader digital-asset ecosystem and our use of digital assets as a treasury asset, including: our treasury strategy; developments in the Bitcoin, Ethereum, Solana or broader blockchain ecosystems; regulatory or legal developments in the United States and other countries related to digital assets and blockchain; variations in our financial results or those of companies that are perceived to be similar to us that also have a digital asset treasury strategy; and general economic, industry and market conditions in the cryptocurrency industry.

Furthermore, the stock markets have experienced price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations often have been unrelated or disproportionate to the operating performance of those companies. These broad market and industry fluctuations, as well as general economic, political, and market conditions such as recessions, interest-rate changes or international currency fluctuations, may negatively impact the market price of our common stock. In the past, companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert our management’s attention from other business concerns, which could seriously harm our business.

Our digital asset holdings are less liquid than our existing cash and cash equivalents and may not be able to serve as a source of liquidity for us to the same extent as cash and cash equivalents.

Historically, crypto markets have been characterized by significant volatility in price, periods of limited liquidity and trading volumes compared to sovereign currency markets, relative anonymity, a developing regulatory landscape, potential susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges, and various other risks inherent in their electronic, virtual form and decentralized networks. During times of market instability, we may not be able to sell our digital assets at favorable prices or at all. Further, we may hold digital assets with centralized custodians and transact with trade execution partners. These entities do not have the same protections as are available to cash or securities deposited with or transacted by institutions subject to regulation. If a custodian were to become insolvent, it is possible that we face delays or difficulties obtaining our digital assets, or may not be able to obtain all of the assets that we had deposited with the custodian. We may also be unable to enter into term loans or other capital-raising transactions collateralized by our unencumbered digital assets or otherwise generate funds using our digital assets, especially during times of market instability or when prices have declined significantly.

We have not previously implemented a digital asset treasury reserve policy, and our policy has not been tested.

Our digital asset treasury policy is new and untested. There can be no assurance that the policy will achieve its intended objectives or that our digital asset acquisition strategy will be successful. If digital-asset prices decrease or our digital-asset strategy otherwise proves unsuccessful, our financial condition, results of operations, and the market price of our common stock could be materially adversely impacted. Some investors and other market participants may disagree with our digital asset acquisition strategy or actions we undertake to implement it.

We may experience delays in implementing our digital asset treasury policy if we are unable to enter into appropriate custodial arrangements.

While we intend to hold substantially all of our digital assets in custody accounts at U.S.-based, institutional-grade custodians, as of the date hereof, we may not have entered into a custodial arrangement. In the event that we are not able to enter into such a custodial arrangement prior to or shortly following the adoption of our digital asset treasury policy, the development and implementation of our policy could be delayed, which could cause a material adverse effect on our business, prospects, and market price of our common stock. Until such time as we enter into a custodial arrangement, we may be required to hold proceeds intended for digital-asset purchases as cash or cash management instruments.

If we were deemed to be an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the applicable restrictions could make it impractical for us to continue our businesses as conducted and could have a material adverse effect on our businesses.

An entity will generally be deemed to be an “investment company” for purposes of the Investment Company Act if it is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities; or, absent an applicable exemption, it owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

With respect to our existing core operating business, we are engaged primarily in the business of insurance distribution and related services and not primarily in the business of investing, reinvesting, or trading in securities. We hold ourselves out as an insurance and insurtech company and do not propose to engage primarily in the business of investing, reinvesting or trading in securities. Accordingly, we do not believe that we are required to register as an investment company for purposes of the Investment Company Act. Furthermore, with respect to our core operating business, we have no material assets other than interests in certain wholly owned subsidiaries (within the meaning of the Investment Company Act), which in turn hold operating assets and interests related to our insurance and insurtech activities. We do not believe that, based on current rules and interpretations, the equity interests in our wholly owned subsidiaries qualify as investment securities under the Investment Company Act.

With respect to our digital asset treasury policy, because digital assets are relatively novel and the application of state and federal securities laws and other laws and regulations to digital assets is unclear in certain respects, it is possible that regulators in the United States or foreign countries may interpret or apply existing laws and regulations in a manner that adversely affects digital-asset prices. The U.S. federal government, states, regulatory agencies, and foreign countries may also enact new laws and regulations, or pursue regulatory, legislative, enforcement or judicial actions, that could materially impact digital-asset prices or the ability of individuals or institutions such as us to own or transfer digital assets. If any digital asset we hold is determined to constitute a security for purposes of the federal securities laws, the additional regulatory restrictions imposed by such a determination could adversely affect the market prices of such assets and, in turn, adversely affect the market price of our common stock. If any such asset is determined to be an investment security under the Investment Company Act, we may need to take steps to reduce our holdings of that asset as a percentage of our total assets, which may include selling assets that we might otherwise hold for the long term and deploying our cash in assets that are not considered to be investment securities under the Investment Company Act. In addition, such a determination could adversely affect the market prices of the relevant digital assets and in turn adversely affect the market price of our common stock. Any of these actions could have a material adverse effect on our results of operations and financial condition.

We are not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.

This means, among other things, that the execution of or changes to our digital asset treasury policy or our digital asset strategy, our use of leverage, the manner in which our digital assets are custodied, our ability to engage in transactions with affiliated parties and our operating and investment activities generally are not subject to the extensive legal and regulatory requirements and prohibitions that apply to regulated investment vehicles. As a result, investors in our company may be exposed to greater volatility, concentration risk and governance discretion than they would be if we were subject to the protections afforded to regulated investment vehicles.

We may be subject to additional tax liability if regulation or policy changes adversely affect the tax treatment of rewards or yields associated with digital assets.

Though our digital asset treasury policy does not currently permit staking, lending or yield programs, the U.S. federal income tax treatment of rewards from staking or other yield-generating activities involving digital assets remains uncertain and is currently the subject of debate and regulatory attention. If we do engage in such activities in the future and regulations or policy changes, or the interpretation or enforcement thereof, results in adverse tax treatment of rewards or yields associated with digital assets, we could be subject to increased audits by the IRS and additional tax liabilities.

We may face operational, technological, and security risks related to our digital asset holdings.

The digital assets we own may be held in custody accounts at U.S.-based institutional-grade digital asset custodians. Security breaches and cyberattacks are of particular concern with respect to digital assets. A successful security breach or cyberattack could result in a partial or total loss of our digital assets in a manner that may not be covered by insurance or the liability provisions of our custody agreements. In addition, the implementation and management of our Digital Asset Treasury Strategy may require new systems, controls, and expertise, and may expose us to operational risks not previously encountered, including risks related to blockchain technology, smart contracts, and network outages.

The irreversibility of digital asset transactions exposes us to risks of theft, loss and human error, which could negatively impact our business.

Digital asset transactions are not, from an administrative perspective, reversible without the consent and active participation of the recipient of the transaction or, in theory, control or consent of a majority of the processing power on that digital asset network. Once a transaction has been verified and recorded in a block that is added to the blockchain, an incorrect transfer of digital assets or a theft of digital assets generally will not be reversible, and we may not be capable of seeking compensation for any such transfer or theft.

The newly contemplated use of proceeds from our financing arrangements to include digital asset acquisitions may increase risk and reduce liquidity.

Our use of proceeds from existing or future financing arrangements may include the acquisition of digital assets, which are subject to the risks described above. Investors should be aware that funds previously expected to be used for general corporate purposes, working capital, capital investments, or other traditional uses may be allocated to the purchase of digital assets, which may not provide the same liquidity or risk profile as cash or cash equivalents.

Our digital asset treasury policy exposes us to risk of non-performance by counterparties.

Our Digital Asset Treasury Policy exposes us to the risk of non-performance by counterparties, whether contractual or otherwise. Risk of non-performance includes inability or refusal of a counterparty to perform because of a deterioration in the counterparty’s financial condition and liquidity or for any other reason. For example, our execution partners, custodians, or other counterparties might fail to perform in accordance with the terms of our agreements with them, which could result in a loss of digital assets, a loss of the opportunity to generate funds, or other losses.

Our digital asset treasury strategy could create complications with third-party service providers, such as insurance companies, banking entities and auditors, which could have a materially adverse impact on our business.

Our digital asset treasury strategy and a digital asset treasury policy could create complications with third-party service providers that may place a high risk on companies engaging in such a strategy. For example, third-party service providers may refuse to enter into commercially acceptable contracts with us and other companies that engage in similar treasury strategies with digital assets. This could have a number of adverse impacts on the operation of our business, including increased costs or loss of access to insurance, banking, or audit services.

Technological obsolescence and competition could adversely affect the value of our digital assets.

The digital asset ecosystem is characterized by rapid technological innovation, short development cycles, and intense competition among blockchain protocols and related infrastructure providers. If one or more protocols relevant to our strategy are unable to evolve to address increased competition or if new technologies are adopted in their place, the value of the affected digital assets could decline, adversely affecting our financial condition and results of operations.

The emergence or growth of other digital assets, including those with significant private or public sector backing, could have a negative impact on the prices of digital assets we hold and, consequently, adversely affect the market price of our common stock.

The emergence or growth of digital assets other than those we hold may have a material adverse effect on our financial condition. If the mechanisms for validating transactions or the utility of other digital assets are perceived as superior to those of the digital assets we hold, those other assets could gain market share and negatively impact the prices of assets in our portfolio.

The due diligence procedures conducted by us and our liquidity providers to mitigate transaction risk may fail to prevent transactions with a sanctioned entity.

We expect to execute trades through U.S.-based liquidity providers and rely on these third parties to implement controls and procedures to mitigate the risk of transacting with sanctioned entities. There is no guarantee that these procedures will be effective, and if we are found to have transacted in digital assets with bad actors or sanctioned persons, we may be subject to regulatory proceedings and restrictions.

Regulatory, accounting and disclosure developments specific to tokenized insurance-linked assets could adversely affect our business.

Our exploration of tokenized insurance-linked assets may be affected by evolving regulatory, accounting and disclosure frameworks applicable to both insurance-linked instruments and digital assets. Changes or uncertainty in these areas could limit our ability to structure, offer, acquire, hold or dispose of such assets, affect how such assets are accounted for in our financial statements, and increase compliance costs or litigation risk. Any of these factors could adversely affect our business, financial condition and results of operations.

Central bank digital currencies (“CBDCs”) or other policy initiatives may adversely impact our business.

The introduction of a government-issued digital currency could eliminate or reduce the need or demand for certain private-sector issued cryptocurrencies, or significantly limit their utility. National governments around the world could introduce CBDCs, which could in turn limit the size of the market opportunity for the digital assets we intend to hold.

The foregoing description of the Board’s actions is a summary and does not purport to be complete. It is qualified in its entirety by reference to the Board consent approving the digital asset treasury strategy and a digital asset treasury policy.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.9	Press Release, dated September 15, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: September 15, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer